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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 12, 2005

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                                 Morgan Stanley
             (Exact name of registrant as specified in its charter)

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            Delaware                       1-11758                36-3145972
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)

        1585 Broadway, New York, New York               10036
    (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Employment Agreement with Mr. John J. Mack

On December 13, 2005, Morgan Stanley (the "Company") amended its Amended and Restated Employment Agreement, dated as of September 20, 2005 (the "Agreement"), with Mr. John J. Mack, the Chairman of the Board and Chief Executive Officer of the Company, to (a) provide that Mr. Mack's receipt of 100% of his bonus for fiscal year 2005 in the form of equity compensation will not constitute "Good Reason" under the Agreement and (b) clarify how the provisions of the Agreement and the Restrictive Covenant Agreement entered into between the Company and Mr. Mack, as reported on the Company's Current Report on Form 8-K dated November 22, 2005, interact. This summary is qualified by the entirety of the terms and conditions set forth in the amendment to the Agreement that is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Establishment of Certain Annual Base Salary Amounts

On December 13, 2005, the Compensation, Management Development and Succession Committee of the Board of Directors of the Company set annual base salary amounts for Mr. John J. Mack, Ms. Zoe Cruz, Mr. Walid A. Chammah, Mr. Neal A. Shear and Mr. Jonathan Chenevix-Trench, each of whom is anticipated to be a named executive officer for 2005, at $800,000, $500,000, $300,000, $300,000 and GBP170,000 (approximately $312,017), respectively.

Entry into Certain Restrictive Covenant Agreements

The Company has also entered into an agreement with each of Mr. Walid A. Chammah, Mr. Neal A. Shear and Mr. Jonathan Chenevix-Trench, the terms and conditions of which are substantially the same as those contained in the Form of Restrictive Covenant Agreement filed as an exhibit to the Company's Current Report on Form 8-K dated November 22, 2005.

Form of Discretionary Retention Awards Under 1995 Equity Incentive Compensation Plan

The Company may from time to time grant various awards to its executive officers under the Company's 1995 Equity Incentive Compensation Plan, as amended (the "EICP"). The forms of Award Certificate for Discretionary Retention Award of Stock Units for the Chief Executive Officer and for the Management Committee are filed as Exhibits 10.2 and 10.3, respectively, to this Form 8-K and are incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) and (c). On December 12, 2005, Mr. Paul C. Wirth, 48, was appointed Principal Accounting Officer of the Company in addition to his existing position as Global Controller. Mr. Wirth has been the Global Controller of the Company since March 2005. For information regarding Mr. Wirth's business experience and compensation, please see Item 5.02(c) of the Company's Current Report on Form 8-K dated March 3, 2005, which is incorporated herein by reference. On December 13, 2005, the Compensation, Management Development and Succession Committee set Mr. Wirth's annual base salary at $250,000. Mr. David Moser, the former Principal Accounting Officer of the Company, will retain a senior position in the Company.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits


         Exhibit
         Number     Description


         10.1 Amendment, dated December 13, 2005, to the Amended and Restated Employment Agreement, dated as of September 20, 2005, between the Company and Mr. Mack.

         10.2 Form of Chief Executive Officer Award Certificate for Discretionary Retention Award of Stock Units under the EICP.

         10.3 Form of Management Committee Award Certificate for Discretionary Retention Award of Stock Units under the EICP.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                MORGAN STANLEY
                                                (Registrant)


                                                By:  /s/ Ronald T. Carman
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                                                   Name:   Ronald T. Carman
                                                   Title:  Assistant Secretary


Date: December 15, 2005